UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Core Equity Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon International Core Equity Fund

SEMIANNUAL REPORT March 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon International Core Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Core Equity Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of COVID-19 roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

April 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by James A. Lydotes and Chris Yao, Portfolio Managers

Chris Yao was added to the portfolio management team in December 2019.

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon International Core Equity Fund’s Class A shares produced a total return of -17.27%, Class C shares returned -17.61%, Class I shares returned
-17.19% and Class Y shares returned -17.18%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -16.52% for the same period.2

International equity markets provided negative returns over the reporting period, due in part to market volatility created by the spreading COVID-19. The fund underperformed the Index, primarily due to stock selection in the information technology and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada and may also invest up to 20% of its assets in securities of issuers located in emerging-market countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Geopolitical Events and Disease Drive Market Activity

International equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. While the U.S. saw some encouraging economic data releases, greater certainty as to the timing of Brexit was also forthcoming. In addition, as the year-end approached, both the U.S. and China intimated that a ‘phase-one’ trade deal would be signed in early 2020.

However, by the end of the review period, the euphoric conditions that had briefly prevailed at the start of the year seemed like a distant memory. Optimism rapidly gave way to extreme risk aversion as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Financial markets also contended with a second major exogenous shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price halving in less than a month. This exacerbated the intensity of the decline in risk assets that began in late February and persisted into the second half of March. While the response from central banks was initially muted, it ramped up dramatically as the crisis intensified, and financial markets became progressively more distressed. Governments were also active in launching an unprecedented array of fiscal initiatives that sought to offset the economic impact of lockdown measures. Such action latterly provided some comfort, and indices rallied towards the end of March.

Stock Selections Drive Fund Performance

The fund underperformed the Index during the reporting period, due in part to security selection shortfalls within the information technology and financials sectors. Stock choices among companies based in Japan, United Kingdom and Netherlands also hurt relative results. UK-based electric utilities company Centrica was among the leading individual detractors from performance. The stock came

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

under pressure, as the company cut its dividend during the period and replaced its CEO during the first quarter. UK industrials company Melrose Industries was also among the leading detractors from relative performance. Netherlands financials company ING Group also hurt results. The stock fell, as the company suspended its dividend. Investors are generally concerned with banks’ potential exposure to non-performing loans during the economic pullback.

Conversely, positive contributors to the fund’s performance included positions in the materials and consumer discretionary sectors, as well as companies based in Australia and Sweden. Australia-based materials company Fortescue Metals Group was among the leading individual contributors to performance. Iron ore demonstrated more price resilience than other commodities, such as copper, during the market downturn. The company has benefited from an improving balance sheet, helping to buoy the stock price. Sweden-based company Swedish Match was also accretive to positive results. Its smokeless tobacco product sales were strong during the period, helping to insulate the stock price from downward pressure felt by many companies within the consumer staples sector the last months of the period. The stock boasted a positive absolute return during the six months.

Finding Opportunity Amid Volatility

In the wake of unprecedented economic and market disruption, we believe supply chains are starting to normalize, and manufacturing output is increasing. It is our opinion that the economy and everyday life will begin to head back towards its new version of normal in small increments, and this may take some time. In response to the economic pullback, global central banks and governments have launched large scale fiscal and monetary responses. As the effects of these stimulus measures begin to take hold, we think many companies may benefit from a resurgence of the economy. Volatility has allowed us to invest in quality companies at attractive valuations, and we are particularly interested in companies that we feel are uniquely positioned to benefit from the recovery. As a result of this outlook, we continue to maintain a core orientation, as we believe this design is better equipped to weather volatility and take broader advantage of renewed economic activity, than a portfolio invested with a value or growth bias.

April 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.12	$8.66	$3.88	$3.88
Ending value (after expenses)	$827.30	$823.90	$828.10	$828.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.65	$9.57	$4.29	$4.29
Ending value (after expenses)	$1,019.40	$1,015.50	$1,020.75	$1,020.75

†Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.8%
Australia - 5.2%
AGL Energy	117,187		1,254,966
Aristocrat Leisure	245,041		3,170,591
Brambles	303,017		1,999,759
Fortescue Metals Group	1,679,822	[a]	10,259,978
Macquarie Group	132,485		7,212,873
			23,898,167
Austria - .9%
OMV	149,573	[b]	4,134,213
Denmark - 1.7%
Vestas Wind Systems	94,025		7,653,872
France - 12.4%
Air Liquide	40,784		5,227,571
Atos	65,878	[b]	4,457,730
BNP Paribas	264,324		7,968,108
Cie Generale des Etablissements Michelin	26,861		2,390,774
Klepierre	179,438		3,465,176
LVMH Moet Hennessy Louis Vuitton	24,067	[b]	8,933,562
Sanofi	168,835	[b]	14,864,371
Teleperformance	25,121	[b]	5,243,308
Vinci	60,600	[b]	5,014,354
			57,564,954
Germany - 5.7%
Allianz	45,111		7,776,304
Deutsche Post	216,343		5,969,009
Deutsche Telekom	749,194	[b]	9,919,737
Evonik Industries	137,618		2,938,419
			26,603,469
Hong Kong - 2.0%
Galaxy Entertainment Group	805,000		4,263,993
Sun Hung Kai Properties	392,500		5,153,491
			9,417,484
Ireland - .9%
ICON	29,730	[b]	4,043,280
Italy - 1.8%
Enel	1,224,633		8,523,964
Japan - 22.1%
Asahi Kasei	488,800		3,454,739
Bandai Namco Holdings	63,300		3,072,161
Casio Computer	235,100		3,297,986
Denso	177,200		5,723,943

Description	Shares		Value ($)
Common Stocks - 97.8% (continued)
Japan - 22.1% (continued)
Hitachi	254,800		7,417,186
ITOCHU	178,900		3,711,832
Minebea Mitsumi	204,000		3,041,826
Mitsubishi Electric	642,200		7,925,820
Nippon Telegraph & Telephone	550,200		13,056,366
Recruit Holdings	153,300		3,958,483
Seven & i Holdings	140,400		4,636,338
Shin-Etsu Chemical	46,000		4,559,008
Shionogi & Co.	124,100		6,106,474
Showa Denko K.K.	144,800		2,993,833
Sony	266,600		15,847,558
Sumitomo Mitsui Financial Group	387,000		9,403,059
West Japan Railway	60,800		4,163,775
			102,370,387
Netherlands - 7.0%
Heineken	99,072		8,292,137
ING Groep	563,951		2,954,011
Koninklijke Ahold Delhaize	398,847		9,334,335
NN Group	160,134		4,325,043
Royal Dutch Shell, Cl. B	450,640		7,555,842
			32,461,368
Portugal - .7%
Galp Energia	293,259	[b]	3,348,218
Singapore - 1.0%
United Overseas Bank	352,200		4,823,200
Spain - 4.8%
ACS Actividades de Construccion y Servicios	158,581		3,098,050
Amadeus IT Group	101,128		4,796,040
Iberdrola	816,480		8,061,925
Industria de Diseno Textil	242,245	[b]	6,289,108
			22,245,123
Sweden - 5.5%
Epiroc, Cl. A	470,157		4,660,860
Essity, Cl. B	336,161	[b]	10,366,302
Lundin Energy	140,492		2,690,273
Swedish Match	138,925		7,946,784
			25,664,219
Switzerland - 11.5%
Julius Baer Group	84,448		2,883,140
Novartis	180,086		14,883,215
Roche Holding	69,802		22,693,609
Sonova Holding	27,586	[b]	4,980,271

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.8% (continued)
Switzerland - 11.5% (continued)
STMicroelectronics		358,568		7,803,764
				53,243,999
United Kingdom - 14.6%
Anglo American		306,665		5,358,750
BAE Systems		867,168		5,595,531
Barclays		1,744,905		2,027,427
Berkeley Group Holdings		80,705		3,607,600
Bunzl		145,974		2,943,260
Centrica		6,252,959		2,941,322
Diageo		162,065		5,190,727
Ferguson		71,712		4,484,208
GlaxoSmithKline		371,764		6,973,307
Legal & General Group		3,110,924		7,442,427
Melrose Industries		1,135,722		1,282,570
Tate & Lyle		321,012		2,607,070
Unilever		242,200		12,227,113
Vodafone Group		3,583,056		5,005,203
				67,686,515
Total Common Stocks (cost $553,343,469)				453,682,432

Exchange-Traded Funds - .7%
United States - .7%
iShares MSCI EAFE ETF (cost $3,390,399)		62,874		3,361,244
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $315,837)	0.40	315,837	[c]	315,837
Total Investments (cost $557,049,705)		98.6%		457,359,513
Cash and Receivables (Net)		1.4%		6,685,985
Net Assets		100.0%		464,045,498

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $1,661,047 and the value of the collateral was $1,861,763, consisting of U.S. Government & Agency securities.
b Non-income producing security.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	15.0
Capital Goods	10.6
Materials	7.5
Consumer Durables & Apparel	7.5
Telecommunication Services	6.0
Banks	5.9
Food, Beverage & Tobacco	5.2
Household & Personal Products	4.9
Utilities	4.5
Insurance	4.2
Energy	3.8
Food & Staples Retailing	3.0
Commercial & Professional Services	2.4
Transportation	2.2
Diversified Financials	2.2
Software & Services	2.0
Real Estate	1.9
Automobiles & Components	1.7
Semiconductors & Semiconductor Equipment	1.7
Consumer Services	1.6
Technology Hardware & Equipment	1.6
Retailing	1.3
Health Care Equipment & Services	1.1
Investment Companies	.8
98.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/19($)	Purchases($)	Sales ($)	Value 3/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,495,318	71,122,383	74,301,864	315,837.1		18,454
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	5,286,738	5,286,738	-	-	-
Total	3,495,318	76,409,121	79,588,602	315,837.1		18,454

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities
Australian Dollar	904,408	United States Dollar	553,961	4/1/2020	2,343
Morgan Stanley
Euro	4,423,406	United States Dollar	4,849,287	4/1/2020	29,427
United States Dollar	89,685	Euro	81,808	4/1/2020	(544)
UBS Securities
United States Dollar	2,772,820	Japanese Yen	298,248,437	4/1/2020	(1,019)
United States Dollar	1,765,540	Swiss Franc	1,698,757	4/1/2020	527
Gross Unrealized Appreciation					32,297
Gross Unrealized Depreciation					(1,563)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,661,047)—Note 1(c):
Unaffiliated issuers	556,733,868	457,043,676
Affiliated issuers	315,837	315,837
Cash denominated in foreign currency	1,723,333	1,680,644
Receivable for investment securities sold		10,342,414
Dividends and securities lending income receivable		2,678,248
Tax reclaim receivable		2,006,924
Receivable for shares of Beneficial Interest subscribed		561,616
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		32,297
Prepaid expenses		50,345
		474,712,001
Liabilities ($):
Due to Mellon Investments Corporation and affiliates—Note 3(c)		326,164
Payable for investment securities purchased		7,942,614
Payable for shares of Beneficial Interest redeemed		2,191,369
Trustees’ fees and expenses payable		9,300
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,563
Interest payable—Note 2		909
Other accrued expenses		194,584
		10,666,503
Net Assets ($)		464,045,498
Composition of Net Assets ($):
Paid-in capital		607,079,333
Total distributable earnings (loss)		(143,033,835)
Net Assets ($)		464,045,498

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	77,353,803	3,284,393	128,863,677	254,543,625
Shares Outstanding	2,595,025	108,495	4,245,413	8,390,662
Net Asset Value Per Share ($)	29.81	30.27	30.35	30.34

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $544,690 foreign taxes withheld at source):
Unaffiliated issuers	7,109,763
Affiliated issuers	18,454
Interest	29,313
Income from securities lending—Note 1(c)	2,127
Total Income	7,159,657
Expenses:
Investment advisory fee—Note 3(a)	2,487,138
Shareholder servicing costs—Note 3(c)	530,944
Administration fee—Note 3(a)	314,960
Custodian fees—Note 3(c)	56,981
Professional fees	51,923
Registration fees	40,532
Trustees’ fees and expenses—Note 3(d)	35,404
Distribution fees—Note 3(b)	16,660
Prospectus and shareholders’ reports	14,751
Loan commitment fees—Note 2	8,575
Chief Compliance Officer fees—Note 3(c)	6,683
Interest expense—Note 2	909
Miscellaneous	19,187
Total Expenses	3,584,647
Less—reduction in expenses due to undertaking—Note 3(a)	(744,243)
Net Expenses	2,840,404
Investment Income—Net	4,319,253
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,119,889
Net realized gain (loss) on forward foreign currency exchange contracts	86,224
Net Realized Gain (Loss)	4,206,113
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(110,954,931)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	30,734
Net Change in Unrealized Appreciation (Depreciation)	(110,924,197)
Net Realized and Unrealized Gain (Loss) on Investments	(106,718,084)
Net (Decrease) in Net Assets Resulting from Operations	(102,398,831)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	4,319,253	17,520,020
Net realized gain (loss) on investments	4,206,113	(13,231,700)
Net change in unrealized appreciation (depreciation) on investments	(110,924,197)	(43,735,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,398,831)	(39,447,069)
Distributions ($):
Distributions to shareholders:
Class A	(2,680,089)	(2,258,427)
Class C	(79,259)	(54,880)
Class I	(4,855,475)	(3,729,763)
Class Y	(10,234,636)	(7,106,468)
Total Distributions	(17,849,459)	(13,149,538)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	8,943,332	26,393,594
Class C	63,551	176,236
Class I	15,584,163	100,323,134
Class Y	10,244,782	24,970,840
Distributions reinvested:
Class A	1,964,516	1,472,407
Class C	62,831	43,255
Class I	4,607,773	3,307,036
Class Y	10,234,606	7,106,218
Cost of shares redeemed:
Class A	(15,684,189)	(50,065,665)
Class C	(919,091)	(2,153,873)
Class I	(38,170,041)	(132,380,572)
Class Y	(51,960,124)	(32,091,978)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(55,027,891)	(52,899,368)
Total Increase (Decrease) in Net Assets	(175,276,181)	(105,495,975)
Net Assets ($):
Beginning of Period	639,321,679	744,817,654
End of Period	464,045,498	639,321,679

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	258,579	736,764
Shares issued for distributions reinvested	50,231	45,055
Shares redeemed	(434,752)	(1,377,849)
Net Increase (Decrease) in Shares Outstanding	(125,942)	(596,030)
Class Ca
Shares sold	1,757	4,782
Shares issued for distributions reinvested	1,579	1,303
Shares redeemed	(24,057)	(58,687)
Net Increase (Decrease) in Shares Outstanding	(20,721)	(52,602)
Class Ia
Shares sold	432,208	2,733,263
Shares issued for distributions reinvested	115,773	99,579
Shares redeemed	(1,036,347)	(3,616,748)
Net Increase (Decrease) in Shares Outstanding	(488,366)	(783,906)
Class Y
Shares sold	266,958	702,348
Shares issued for distributions reinvested	257,345	214,107
Shares redeemed	(1,577,207)	(890,664)
Net Increase (Decrease) in Shares Outstanding	(1,052,904)	25,791

[a]During the period ended March 31, 2020, 113 Class A shares representing $4,200 were exchanged for 111 Class I shares and 76 Class C shares representing $2,938 were automatically converted to 78 Class A shares. During the period ended September 30, 2019, 600 Class A shares representing $22,160 were exchanged for 590 Class I shares and 278 Class C shares representing $10,124 were automatically converted to 281 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	March 31, 2020	Year Ended September 30,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	36.99	39.86	39.51	33.37	32.37	35.69
Investment Operations:
Investment income—net[a]	.22	.89	.63	.52	.58	.39
Net realized and unrealized gain (loss) on investments	(6.38)	(3.06)	.34	6.18	.74	(3.23)
Total from Investment Operations	(6.16)	(2.17)	.97	6.70	1.32	(2.84)
Distributions:
Dividends from investment income—net	(1.02)	(.70)	(.62)	(.56)	(.32)	(.48)
Net asset value, end of period	29.81	36.99	39.86	39.51	33.37	32.37
Total Return (%)[b]	(17.27)[c]	(5.22)	2.44	20.47	4.06	(8.01)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66[d]	1.64	1.56	1.64	1.59	1.37
Ratio of net expenses to average net assets	1.12[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.17[d]	2.45	1.55	1.50	1.79	1.12
Portfolio Turnover Rate	37.51[c]	63.16	54.84	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	77,354	100,661	132,208	153,146	156,949	77,052

a     Based on average shares outstanding.
b Exclusive of sales charge.
c  Not annualized.
d  Annualized.
See notes to financial statements.

Six Months Ended
Class C Shares	March 31, 2020	Year Ended September 30,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	37.37	40.13	39.63	33.43	32.46	35.79
Investment Operations:
Investment income—net[a]	.06	.57	.25	.26	.31	.14
Net realized and unrealized gain (loss) on investments	(6.49)	(3.00)	.40	6.20	.75	(3.25)
Total from Investment Operations	(6.43)	(2.43)	.65	6.46	1.06	(3.11)
Distributions:
Dividends from investment income—net	(.67)	(.33)	(.15)	(.26)	(.09)	(.22)
Net asset value, end of period	30.27	37.37	40.13	39.63	33.43	32.46
Total Return (%)[b]	(17.61)[c]	(5.94)	1.63	19.52	3.27	(8.73)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12[d]	2.11	2.06	2.13	2.16	2.14
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.34[d]	1.55	.63	.75	.95	.39
Portfolio Turnover Rate	37.51[c]	63.16	54.84	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	3,284	4,829	7,297	11,985	15,582	11,079

a Based on average shares outstanding.
b Exclusive of sales charge.
c  Not annualized.
d  Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	March 31, 2020	Year Ended September 30,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	37.67	40.54	40.12	33.82	32.74	36.03
Investment Operations:
Investment income—net[a]	.27	1.01	.78	.67	.66	.56
Net realized and unrealized gain (loss) on investments	(6.50)	(3.11)	.32	6.22	.77	(3.34)
Total from Investment Operations	(6.23)	(2.10)	1.10	6.89	1.43	(2.78)
Distributions:
Dividends from investment income—net	(1.09)	(.77)	(.68)	(.59)	(.35)	(.51)
Net asset value, end of period	30.35	37.67	40.54	40.12	33.82	32.74
Total Return (%)	(17.19)[b]	(4.94)	2.71	20.80	4.37	(7.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[c]	1.15	1.10	1.19	1.18	1.03
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.41[c]	2.75	1.91	1.89	1.99	1.57
Portfolio Turnover Rate	37.51[b]	63.16	54.84	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	128,864	178,310	223,699	187,558	139,214	83,179

a     Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

Six Months Ended
Class Y Shares	March 31, 2020	Year Ended September 30,
(Unaudited)		2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	37.65	40.52	40.10	33.80	32.73	36.66
Investment Operations:
Investment income—net[b]	.27	1.00	.76	.67	.62	.10
Net realized and unrealized gain (loss) on investments	(6.49)	(3.10)	.34	6.22	.80	(4.03)
Total from Investment Operations	(6.22)	(2.10)	1.10	6.89	1.42	(3.93)
Distributions:
Dividends from investment income—net	(1.09)	(.77)	(.68)	(.59)	(.35)	−
Net asset value, end of period	30.34	37.65	40.52	40.10	33.80	32.73
Total Return (%)	(17.18)[c]	(4.94)	2.71	20.81	4.33	(10.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.96	.95	.99	1.00	1.01[d]
Ratio of net expenses to average net assets	.85[d]	.85	.85	.85	.85	.85[d]
Ratio of net investment income to average net assets	1.42[d]	2.70	1.86	1.87	1.89	.95[d]
Portfolio Turnover Rate	37.51[c]	63.16	54.84	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	254,544	355,521	381,613	350,889	260,069	221,483

a    From June 1, 2015 (commencement of initial offering) to September 30, 2015.
b  Based on average shares outstanding.
c  Not annualized.
d  Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. Mellon Investments Corporation, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Investment Adviser, Inc. (the “Administrator”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Investments Corporation, serves as the fund’s Administrator.

The Company’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Administrator, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	4,043,280	449,639,152	††	-	453,682,432
Exchange-Traded Funds	3,361,244	-		-	3,361,244
Investment Companies	315,837	-		-	315,837
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	32,297		-	32,297
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(1,563)		-	(1,563)

† See Statement of Investments for additional detailed categorizations, if any.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Administrator, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Administrator, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $483 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Administrator are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2020, BNY Mellon Diversified International Fund, an affiliate of the fund, held 7,455,930 Class Y shares representing approximately 48.7% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $50,748,801 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $15,694,787 of short-term capital losses and $35,054,014 of long-term capital losses which can be carried forward for an unlimited period.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $36,277,602 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had these capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $13,149,538. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Administrator in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a

“Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2020 was approximately $103,280 with a related weighted average annualized interest rate of 1.76%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Mellon Investments Corporation, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The investment advisory fee rate during the period ended March 31, 2020 was .79%.

The Administrator and Mellon Investments Corporation have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. This expense limitation agreement will continue in effect, with respect to each class, except Class Y shares, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, the expense limitation agreement will continue until January 31, 2021, after which the expense limitation agreement may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $744,243 during the period ended March 31, 2020.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates the Administrator under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $314,960 during the period ended March 31, 2020.

During the period ended March 31, 2020, the Distributor retained $799 from commissions earned on sales of the fund’s Class A shares and $9 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2020, Class C shares were charged $16,660 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $123,633 and $5,553, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Administrator, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $17,367 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $56,981 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to Mellon Investments Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $337,818, administration fees of $42,227, Distribution Plan fees of $2,153, Shareholder Services Plan fees of $17,551, custodian fees of $44,000, Chief Compliance Officer fees of $3,329 and transfer agency fees of $7,264, which are offset against an expense reimbursement currently in effect in the amount of $128,178.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2020, amounted to $229,201,384 and $295,297,950, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each type of derivative instrument that was held by the fund during the period ended March 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	32,297	(1,563)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	32,297	(1,563)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	32,297	(1,563)

The following table presents derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
J.P. Morgan Securities	2,343		-	-	2,343
Morgan Stanley	29,427		(544)	-	28,883
UBS Securities	527		(527)	-	-
Total	32,297		(1,071)	-	31,226

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Morgan Stanley	(544)		544	-	-
UBS Securities	(1,019)		527	-	(492)
Total	(1,563)		1,071	-	(492)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Forward contracts	1,421,124

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $99,659,458, consisting of $11,604,013 gross unrealized appreciation and $111,263,471 gross unrealized depreciation.

At March 31, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 5, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement with Mellon Investments Corporation (“Mellon”), pursuant to which Mellon provides the fund with investment advisory services, and the fund’s Administration Agreement with BNY Mellon Investment Adviser, Inc. (the “Administrator”), pursuant to which the Administrator provides the fund with administrative services (the Investment Advisory Agreement together with the Administration Agreement, the “Agreements”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Mellon and representatives of the Administrator. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Administrator regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Administrator provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Administrator also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Administrator) and Mellon’s and the Administrator’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Administrator provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Administrator’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of international multi-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all institutional and retail international multi-cap core funds (the “Performance Universe”), all for various periods ended September 30, 2019, and (2) the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional international multi-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Administrator previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Administrator stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Mellon and the Administrator the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when performance was above the Performance Group and Performance Universe medians. The Administrator also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board discussed with representatives of Mellon and the Administrator the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain of the periods under review and noted that Mellon was planning to implement changes to the portfolio management team responsible for the management of the fund.

The Board reviewed and considered the contractual management fee rate (i.e., the aggregate investment advisory and administration fee) payable by the fund to Mellon and the Administrator over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by Mellon and the Administrator. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory and administration fees paid to Mellon and the Administrator, respectively. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was equal to the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses.

Representatives of the Administrator stated that the Administrator and Mellon have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund so that the direct expenses of Class A shares, Class C shares, Class I shares and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90%, 0.85% and

0.85%, respectively. With respect to Class A, C and I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until January 31, 2021, after which the expense limitation can be terminated at any time.

Representatives of the Administrator reviewed with the Board the management or investment advisory fees (1) paid by funds advised by Mellon or the Administrator that are in the same Lipper category as the fund and (2) paid to Mellon for advising any separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Administrator reviewed the expenses allocated and profit received by Mellon, the Administrator and their affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided. The Board also considered the expense limitation arrangement and its effect on the profitability of Mellon, the Administrator and their affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Administrator’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Mellon and the Administrator, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Administrator stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Administrator or Mellon may have realized any economies of scale would be less. Representatives of the Administrator also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Administrator or Mellon from acting as administrator or investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Mellon and the Administrator are adequate and appropriate.

• The Board determined to closely monitor the fund’s performance in light of Mellon’s proposed changes to the portfolio management team and approved renewal of the Agreements only through May 11, 2020.

• The Board concluded that the fees paid to Mellon and the Administrator continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Mellon, the Administrator and their affiliates in connection with the management of the fund had been adequately considered by Mellon and the Administrator in connection with the fee rates charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Administrator, Mellon and their affiliates, of the Administrator and the services provided to the fund by Mellon and the Administrator. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Administrator and Mellon. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through May 11, 2020.

For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street
New York, NY 10286

Investment Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0720SA0320

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      May 26, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)